CONFIDENTIAL TREATMENT REQUESTED                                   EXHIBIT 10.11

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.











                                LICENSE AGREEMENT


             TAISHO PHARMACEUTICAL CO., LTD. - IDEC PHARMACEUTICALS
                                   CORPORATION

                                                          CONFIDENTIAL TREATMENT


                                LICENSE AGREEMENT
       TAISHO PHARMACEUTICAL CO., LTD. - IDEC PHARMACEUTICALS CORPORATION

                                TABLE OF CONTENTS
                                                                              PAGE
                                                                              ----
TABLE OF CONTENTS...........................................................    i

ARTICLE 1 DEFINITIONS.......................................................    2

ARTICLE 2 GRANTS............................................................    6

ARTICLE 3 PAYMENTS..........................................................    8

ARTICLE 4 DEVELOPMENT AND COMMERCIALIZATION IN TAISHO TERRITORY.............   10

ARTICLE 5 TERM AND TERMINATION..............................................   11

ARTICLE 6 RIGHTS AND DUTIES UPON TERMINATION................................   13

ARTICLE 7 EXCHANGE OF INFORMATION AND CONFIDENTIALITY.......................   14

ARTICLE 8 INVENTIONS, PATENTS AND PATENT PROSECUTION........................   17

ARTICLE 9 PATENT LITIGATION.................................................   20

ARTICLE 10 PRODUCT SUPPLY...................................................   22

ARTICLE 11 TRADEMARKS AND TRADENAMES........................................   24

ARTICLE 12 STATEMENTS AND REMITTANCES.......................................   24

ARTICLE 13 WARRANTIES, REPRESENTATIONS, INSURANCE AND INDEMNIFICATIONS......   26

ARTICLE 14 FORCE MAJEURE....................................................   29

ARTICLE 15 GOVERNING LAW....................................................   29

ARTICLE 16 DISPUTE RESOLUTION...............................................   29

ARTICLE 17 SEPARABILITY.....................................................   30

ARTICLE 18 ENTIRE AGREEMENT.................................................   31

ARTICLE 19 NOTICES..........................................................   31

ARTICLE 20 ASSIGNMENT.......................................................   32


                                                          CONFIDENTIAL TREATMENT


ARTICLE 21 RECORDATION......................................................   32
ARTICLE 22 EXECUTION IN COUNTERPARTS........................................   32


                                                          CONFIDENTIAL TREATMENT


                                 APPENDIX TABLE

APPENDIX A:  PATENTS AND PATENT APPLICATIONS................................    i

APPENDIX B:  MANUFACTURING PROCESS..........................................   ii

                                                          CONFIDENTIAL TREATMENT


                                LICENSE AGREEMENT


     This LICENSE AGREEMENT, effective this 22nd day of December, l999 ("EFFECTIVE DATE"), between Taisho Pharmaceutical Co., Ltd., a corporation organized under Japanese law and having its principal executive offices at 24-1, Takata 3-chome, Toshima-ku, Tokyo, 170-8633, Japan ("TAISHO") and IDEC Pharmaceuticals Corporation, a company organized under the laws of the State of Delaware and having its principal executive offices at 11011 Torreyana Road, San Diego, California 92121, USA ("IDEC").

                                   BACKGROUND

     WHEREAS, IDEC is the owner of all right, title and interest in, or otherwise has the right to grant certain licenses in, certain patents and patent applications identified in APPENDIX A hereto, and know-how relating to products directed against Macrophage Migration Inhibitory Factor ("MIF"), and the use of such products for the potential palliation, evaluation, diagnosis and treatment and/or prophylaxis of human disease states which are caused or exacerbated by MIF;

     WHEREAS, TAISHO desires to obtain certain licenses from IDEC under the aforesaid patents, patent applications, and know-how to make and sell such products, and IDEC is willing to grant to TAISHO such licenses;

     WHEREAS, by a Collaborative Development Agreement ("CDA") entered into as of even date, 1999 between TAISHO and IDEC, both TAISHO and IDEC have agreed to collaborate in research of antibodies against MIF and development of PRODUCT (hereinafter defined) in their respective territories; and

     WHEREAS, it is the desire of IDEC and TAISHO that PRODUCT developed under the collaboration and subject to the licenses hereunder be part of a funded and coordinated development and commercialization plan.

     NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, and otherwise to be bound by proper and reasonable conduct, the PARTIES agree as follows:

                                                CONFIDENTIAL TREATMENT REQUESTED



                                    ARTICLE 1
                                   DEFINITIONS

     "AFFILIATES" shall mean any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with a PARTY to this LICENSE AGREEMENT to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on election of the directors thereof or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with, a PARTY to this LICENSE AGREEMENT.

     "BEST EFFORTS" shall mean the maximum effort consistent with the rational and prudent exercise of business judgment for a commercial enterprise in the biopharmaceuticals or pharmaceutical industry. For example, a measure of BEST EFFORTS shall be not less than the effort accorded a project of high priority which results from the in house research of a PARTY to this LICENSE AGREEMENT.

     "CDA" shall mean the Collaborative Development Agreement between the PARTIES of even date.

     "CDA INFORMATION" shall mean any and all proprietary or confidential data, information, know-how and results obtained from the research and development under the CDA, [CONFIDENTIAL TREATMENT REQUESTED] with exception that TAISHO obtains manufacturing rights of PRODUCT or FINISHED PRODUCT under Section 10.02.

     "CO-PROMOTION" shall mean, for purposes of this LICENSE AGREEMENT, a way of collaboration by the PARTIES under which TAISHO, its AFFILIATE or its sublicensee as one PARTY and IDEC or its AFFILIATE as the other PARTY, shall each deploy its own sales force to market the FINISHED PRODUCT under the same tradename or trademark, both PARTIES jointly promote the FINISHED PRODUCT in the same country and in the same FIELD, which is implemented for any country in TAISHO TERRITORY-B if IDEC determines to do so having exercised its option under
Section 2.03 of this LICENSE AGREEMENT.

                                                CONFIDENTIAL TREATMENT REQUESTED

     "COMBINATION PRODUCT" shall mean a product which includes PRODUCT and further comprises one or more other therapeutically or prophylactically active compositions of matter.

     "EMEA" shall mean the European Medicines Evaluation Agency.

     "FIELD" shall mean use of the PRODUCT(S) for in vivo therapy of human disease and in vivo diagnosis and in vitro diagnosis and evaluation of [CONFIDENTIAL TREATMENT REQUESTED].

     "FINISHED PRODUCT" shall mean PRODUCT formulated in finished form for sale or use.

     "IDEC TECHNOLOGY" shall mean all IDEC KNOW-HOW and PATENTS which relate to PRODUCT or REAGENT, that IDEC owns, or controls, in whole or in part, and to which IDEC has the right to use, grant licenses or sublicenses and developed during the term of the CDA or known to IDEC as of the EFFECTIVE DATE of the CDA.

     "IDEC TERRITORY" shall mean the entire world, except TAISHO TERRITORY.

     "KNOW-HOW" shall mean all proprietary or confidential information, data and know-how which relates to PRODUCT and FINISHED PRODUCT and shall include, without limitation, all chemical, pharmacological, toxicological, clinical, assay, quality control and manufacturing data (but shall not include manufacturing know-how) and any other information and REAGENTS relating to PRODUCT and FINISHED PRODUCT and commercialization of PRODUCT and FINISHED PRODUCT for any indication within the FIELD, developed during the term of this LICENSE AGREEMENT or known as of the EFFECTIVE DATE, to the extent that a PARTY is free to disclose, use, license, or sublicense such as provided by this LICENSE AGREEMENT. In addition, the term "KNOW-HOW" shall include CDA INFORMATION.

     "MAJOR EUROPEAN COUNTRY" shall mean any one of the following countries:[CONFIDENTIAL TREATMENT REQUESTED].

                                                          CONFIDENTIAL TREATMENT


     "NET SALES" shall mean the gross receipts from sales of FINISHED PRODUCT in the FIELD and TAISHO TERRITORY by TAISHO or its sublicensees to any unrelated THIRD PARTY under this LICENSE AGREEMENT, less deductions for (i) transportation charges, including insurance; (ii) sales, excise and consumption taxes paid or allowed by TAISHO and any other governmental charges imposed upon the production, importation, use or sale of such FINISHED PRODUCT; (iii) normal and customary trade, quantity and cash discounts, rebates and chargebacks allowed and actually taken; and (iv) allowances or credits to customers on account of rejection or return of FINISHED PRODUCT subject to royalty under this LICENSE AGREEMENT. Sales between or among TAISHO and its AFFILIATES shall be excluded from the computation of NET SALES except where such AFFILIATES are end users, but NET SALES shall include the subsequent final sales to THIRD PARTIES by such AFFILIATES.

     "PARTY" shall mean IDEC or TAISHO, as the case may be; "PARTIES" shall mean IDEC and TAISHO.

     "PATENTS" shall mean all patents and patent applications which are or become owned or controlled by a PARTY or PARTIES jointly, and which such PARTY or PARTIES otherwise have, now or in the future, the right to use, grant licenses or sublicenses during the term of this LICENSE AGREEMENT, which generically or specifically claim PRODUCT, FINISHED PRODUCT or REAGENT, a process for manufacturing PRODUCT, FINISHED PRODUCT or REAGENT, an intermediate used in such process, a method to formulate or deliver PRODUCT, FINISHED PRODUCT or REAGENT or a use of PRODUCT, FINISHED PRODUCT or REAGENT. Included within the definition of PATENTS are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. Also included within the definition of PATENTS are any patents or patent applications which generically or specifically claim any improvements on PRODUCT, FINISHED PRODUCT or REAGENT, including the use of PRODUCT or REAGENT, or intermediates or manufacturing processes required or useful for production of PRODUCT, FINISHED PRODUCT or REAGENT which are developed by a PARTY, or which such PARTY otherwise has the right to use, grant licenses or sublicenses, now or in the future, during the term of this LICENSE AGREEMENT. The current list of patent applications and patents encompassed within IDEC's PATENTS is set forth

                                                          CONFIDENTIAL TREATMENT


in APPENDIX A attached hereto. APPENDIX A shall be updated by the PARTIES from time to time.

     "PIVOTAL TRIAL" shall mean the Registration Trial as used in the United States in regard to FDA procedure whose status is equivalent to Phase III clinical studies as required under the Pharmaceutical Affairs Law in Japan.

     "PRODUCT" shall mean any composition of matter, the intellectual property rights to which are owned in whole or in part by PARTY, and to which either PARTY has the right to grant a license or sublicenses to the other PARTY in accordance with ARTICLE 2 of this LICENSE AGREEMENT as of the EFFECTIVE DATE or acquires such right during the term of this LICENSE AGREEMENT, which composition of matter contains antibodies against MIF.

     "REAGENT" shall mean the determinant of antibodies against MIF, cell lines expressing such antibodies and other compositions of matter, such as, but not limited to, the transfected cell lines expressing the PRODUCT, necessary or useful to develop or produce PRODUCT.

     "TAISHO TECHNOLOGY" shall mean all TAISHO KNOW-HOW and PATENTS which relate to PRODUCT or REAGENT, that TAISHO owns, or controls, in whole or in part, and to which TAISHO has the right to use, grant licenses or sublicenses and developed during the term of the CDA or known to TAISHO as of the EFFECTIVE DATE of the CDA.

     "TAISHO TERRITORY" shall mean both TAISHO TERRITORY-A and TAISHO TERRITORY-B collectively.

     "TAISHO TERRITORY-A" shall mean Japan, People's Republic of China, Hong Kong, Republic of Korea, Singapore, Republic of China (Taiwan), Thailand, Indonesia, Philippines, Malaysia, India, Pakistan, Cambodia, Vietnam, Sri Lanka, Democratic People's Republic of Korea, Nepal, Bangladesh, Bhutan, Brunei, Myanmar, Macao, Maldives, Mongolia, Laos People's Democratic Republic and all territories and possessions of such countries. If TAISHO's license is terminated or reverted to IDEC in a particular country pursuant to Section 4.01 or 5.05, such country shall be eliminated from the TAISHO TERRITORY-A.

                                                          CONFIDENTIAL TREATMENT


     "TAISHO TERRITORY-B" shall mean the United Kingdom, Germany, France, Spain, Italy, Portugal, Switzerland, the Netherlands, Norway, Australia, New Zealand, Yugoslavia, Romania, Russian Federation, Slovak Republic, Czech Republic, Denmark, Hungary, Finland, Bulgaria, Belgium, Poland, Helenic Republic, Iceland, Ireland, Albania, Andora, Ukraine, Estonia, Croatia, San Marino, Slovenia, Vatican, Belarus, Bosnia and Herzegovina, Macedonia, Malta, Monaco, Moldova, Latvia, Lithuania, Liechtenstein, Luxembourg, Algeria, Kiribati, Solomon Islands, Tuvalu, Tonga, Nauru, Samoa, Vanuatu, Papua New Guinea, Palau, Fiji, Marshall Islands, Federated States of Micronesia, United Arab Emirates, Israel, Iraq, Iran, Kuwait, Saudi Arabia, Turkey, Azerbaijan, Afganistan, Armenia, Yemen, Uzbekistan, Oman, Kazakhstan, Qatar, Cyprus, Kyrgyzstan, Georgia, Syria, Tajikistan, Turkmenistan, Bahrain, Jordan, Lebanon and all territories and possessions of such countries. If TAISHO's license is terminated or reverted to IDEC in a particular country pursuant to Section 4.01 or 5.05, such country shall be eliminated from the TAISHO TERRITORY--B.

     "THIRD PARTY(IES)" shall mean any party other than a PARTY to this LICENSE AGREEMENT or an AFFILIATE of TAISHO or IDEC.

                                    ARTICLE 2
                                     GRANTS

     2.01 TAISHO License. IDEC hereby grants to TAISHO a perpetual, exclusive license, with the right to grant sublicenses, under IDEC's PATENTS and KNOW-HOW to make, have made, use, sell and have sold PRODUCT and FINISHED PRODUCT within the FIELD and TAISHO TERRITORY.

     2.02 IDEC License. TAISHO hereby grants to IDEC a perpetual, co-exclusive (with TAISHO) license under TAISHO PATENTS and KNOW HOW to make, have made, use, and sell PRODUCT and FINISHED PRODUCT within the FIELD and TAISHO TERRITORY in the case and the country where IDEC selected the conversion to a perpetual co-exclusive license in Section 2.03.

                                                CONFIDENTIAL TREATMENT REQUESTED


     2.03 Option for Co-Exclusive by Territory. IDEC shall have the option to convert at its discretion at any time before expiration of sixty (60) days from completion of the [CONFIDENTIAL TREATMENT REQUESTED], the exclusive license throughout the TAISHO TERRITORY-B granted under Section 2.01 (subject to the limitations set forth in this Section 2.03), to a perpetual co-exclusive license with the right to sublicense, on a country-by-country basis within TAISHO TERRITORY-B (with only IDEC or IDEC's AFFILIATE) under IDEC's PATENTS and KNOW-HOW to make, have made, use, sell and have sold PRODUCT and FINISHED PRODUCT within the FIELD. Such co-exclusive license shall be implemented by entering into an agreement for CO-PROMOTION, the non-financial terms and conditions of which shall be finally negotiated before the initiation of [CONFIDENTIAL TREATMENT REQUESTED]. In the event IDEC does not exercise such option for a co-exclusive license before the end of the above sixty (60) days period in TAISHO TERRITORY-B, TAISHO may seek a partner in TAISHO TERRITORY-B, for developing or marketing of FINISHED PRODUCT including an arrangement for co-promotion. However, if TAISHO has not secured a partner for marketing and promotion of PRODUCT in TAISHO TERRITORY-B, (i.e. this means that no written agreement between third party and TAISHO is executed ) by the latter of completion of [CONFIDENTIAL TREATMENT REQUESTED], in which case, IDEC shall notify in writing TAISHO of its intention to exercise such first negotiation right. IDEC shall have the first right to negotiate a partnership agreement for a period of [CONFIDENTIAL TREATMENT REQUESTED]. Thereafter, TAISHO may enter into a partnership agreement, provided that the terms are not less favorable to TAISHO than the terms last offered IDEC. In the event IDEC elects to CO-PROMOTE in any country in TAISHO TERRITORY-B, any sublicensing in such country in TAISHO TERRITORY-B shall be subject to IDEC's approval, which approval will not be unreasonably withheld or delayed. On sixty (60) days written notice, IDEC having exercised the co-exclusive option may renounce its rights to the co-exclusive license in its entirety and vest exclusive license rights in TAISHO. Upon any such renouncement of co-exclusive rights by IDEC, payments shall revert to the exclusive payment schedule set forth in Section 3.02(a) hereof. However, TAISHO shall not be required to make up the difference for any past milestone payments under the co-exclusive license payment under Section 3.02(b) as compared with milestone payments for exclusive license under Section 3.02(a). If IDEC exercises its option under this Section 2.03 to convert to a co-exclusive license

                                                CONFIDENTIAL TREATMENT REQUESTED


in TAISHO TERRITORY-B, but later chooses to opt out, no reimbursement of royalty payments or fees shall be due TAISHO.

     2.04 In case IDEC has exercised its option as provided under Section 2.03, either PARTY may not grant licenses or sublicenses to its co-exclusive rights under Section 2.03 to THIRD PARTIES for TAISHO TERRITORY-B, except for the purpose of entering into collaborative development agreements between any such THIRD PARTY and IDEC or TAISHO that provide the support, as is appropriate at the time, for research, development and/or commercialization of PRODUCT, or as otherwise agreed to by the PARTIES in writing.

     2.05 This LICENSE AGREEMENT shall not be construed to grant any rights or licenses other than those specifically and unambiguously granted hereunder. Except as provided herein, this License Agreement shall not be construed to grant manufacturing rights.

                                    ARTICLE 3
                                    PAYMENTS

     3.01 As consideration for the license under IDEC's PATENTS and KNOW-HOW granted to TAISHO under this LICENSE AGREEMENT, TAISHO shall pay to IDEC the following payments described in Article 3.

     3.02 (a) To IDEC--Under TAISHO TERRITORY-A AND TAISHO TERRITORY-B. If TAISHO maintains its exclusive license in the TAISHO TERRITORY-A, and TAISHO TERRITORY-B and IDEC elects not to exercise its option under Section 2.02 hereof, TAISHO shall pay IDEC a royalty of [CONFIDENTIAL TREATMENT REQUESTED] on NET SALES of FINISHED PRODUCT for the [CONFIDENTIAL TREATMENT REQUESTED] of the PRODUCT in each country and [CONFIDENTIAL TREATMENT REQUESTED]. TAISHO shall further make payments to IDEC as follows:

        <Milestone Payments for Exclusive License>

1.    Within thirty (30) days of Initiation of Phase II     [CONFIDENTIAL
      testing of the first PRODUCT in the United States     TREATMENT REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                                            [CONFIDENTIAL
                                                            TREATMENT REQUESTED]
2.    Within thirty (30) days of Initiation of the first
      PIVOTAL TRIAL or Phase III testing of the first PRODUCT

3.    Within thirty (30) days of BLA Filing of the first    [CONFIDENTIAL
      PRODUCT in U.S.A.                                     TREATMENT REQUESTED]

          (b) If IDEC, under TAISHO TERRITORY-B of co-exclusive license, elects a co-exclusive license within TAISHO TERRITORY-B under Section 2.03 before expiration of sixty (60) days from completion of the last patient of the first multidose Phase I clinical testing, the PARTIES shall share [CONFIDENTIAL TREATMENT REQUESTED] all of the FINISHED PRODUCT commercialization costs and profits, on a country-by-country basis, in such countries in TAISHO TERRITORY-B where IDEC (or an IDEC AFFILIATE) shall implement CO-PROMOTION with TAISHO (or a TAISHO sublicensee) If IDEC exercises its option for a co-exclusive license within the TAISHO TERRITORY-B under Section 2.03 before expiration of sixty
(60) days from completion of the [CONFIDENTIAL TREATMENT REQUESTED] hereof, thereafter TAISHO shall make payments to IDEC according to the following schedule instead of Section 3.02 (a):

        <Milestone Payment for Co-Exclusive License>

1.    Initiation of Phase II testing of the first PRODUCT   [CONFIDENTIAL
      in the United States                                  TREATMENT REQUESTED]

2.    Initiation of PIVOTAL TRIAL or Phase III testing of   [CONFIDENTIAL
      the first PRODUCT                                     TREATMENT REQUESTED]

3.    BLA Filing of the first PRODUCT in U.S.A.             [CONFIDENTIAL
                                                            TREATMENT REQUESTED]

     3.03 To Third Parties. In addition, TAISHO shall be responsible for all royalty payments made to THIRD PARTIES (excluding royalties to Cytokine Networks, Inc.), for licenses to certain enabling technologies in its exclusive TAISHO TERRITORY, royalty in co-exclusive country in TAISHO TERRITORY-B shall be [CONFIDENTIAL TREATMENT REQUESTED] between the PARTIES.

     3.04 The provisions of Article 3 shall apply to only the first PRODUCT and to the extent this LICENSE AGREEMENT is effective. TAISHO and IDEC shall negotiate in good faith the terms for the collaboration of second generation products which mean back-up anti-MIF antibodies other than those described in APPENDIX B and APPENDIX C of the CDA [CONFIDENTIAL TREATMENT REQUESTED].

                                                          CONFIDENTIAL TREATMENT


     3.05 Determination of royalties for NET SALES of any COMBINATION PRODUCT shall be mutually agreed upon by the PARTIES.

     3.06 IDEC shall provide TAISHO at the time of payment or upon request by TAISHO with supporting documents of expenses incurred by IDEC under this Article 3.

                                    ARTICLE 4
              DEVELOPMENT AND COMMERCIALIZATION IN TAISHO TERRITORY

     4.01 TAISHO will use BEST EFFORTS and diligence to develop and commercialize the PRODUCT in each country of TAISHO TERRITORY in which regulatory approval is granted, taking into account the scientific and commercial potential for PRODUCT, including without limitation each of the potential indications therefor. TAISHO agrees to provide promotional support, a sales force, medical education, and at all times be prepared to outline in detail its selling time, expenditures, promotional and direct mail efforts, journal ads, and medical education efforts. If TAISHO elects to abandon, discontinue, or forego development and/or commercialization of any PRODUCT for all indications of such PRODUCT in any country in TAISHO TERRITORY-A or TAISHO TERRITORY-B, or fails after a reasonable period of time to initiate such development and commercialization, in such country TAISHO's licenses under
ARTICLE 2 to such PRODUCT, including without limitation, and COMBINATION PRODUCT thereof, shall terminate and the rights to make, have made, use, sell and have sold such PRODUCT or COMBINATION PRODUCT in such particular country shall revert to IDEC without further obligation of IDEC to TAISHO for such PRODUCT or COMBINATION PRODUCT in regard to such terminated TAISHO TERRITORY-A or TAISHO TERRITORY-B.

     4.02 If TAISHO is not interested in developing or launching PRODUCT for a particular indication in any country in the TAISHO TERRITORY-A or TAISHO TERRITORY-B or fails after a reasonable period of time to initiate such development in such country, and the PARTIES reasonably determine that the commercialization of such indication will not adversely impact TAISHO's commercialization activities under this LICENSE AGREEMENT, then TAISHO shall promptly give IDEC its written consent to permit IDEC to develop and

                                                CONFIDENTIAL TREATMENT REQUESTED


commercialize such indication in such terminated country alone or with any THIRD PARTY, which consent shall not be unreasonably withheld or delayed.

     4.03 TAISHO shall have no obligation for the PRODUCT or country where TAISHO's rights terminated under Section 4.01 or 4.02.

                                    ARTICLE 5
                              TERM AND TERMINATION

     5.01 This LICENSE AGREEMENT shall come into force on EFFECTIVE DATE and shall, unless the CDA is earlier terminated according to its provisions or this LICENSE AGREEMENT is earlier terminated hereunder, continue to be in effect on a country-by-country basis until [CONFIDENTIAL TREATMENT REQUESTED]. The terms of this LICENSE AGREEMENT shall continue to be in effect after expiration of the CDA.

     5.02 TAISHO's royalty obligations for a particular FINISHED PRODUCT under
Section 3.01 in each country of the TAISHO TERRITORY shall expire on a country-by-country basis upon [CONFIDENTIAL TREATMENT REQUESTED] in each such country in the TAISHO TERRITORY in which a FINISHED PRODUCT is marketed by or for TAISHO regardless of existing or non-existing of PATENTS or number of PATENTS; [CONFIDENTIAL TREATMENT REQUESTED]. This LICENSE AGREEMENT shall terminate country-by-country basis upon expiration of this royalty period including EXTENSION PERIOD. Expiration of this royalty period in any country under this provision shall not preclude TAISHO from continuing to market any PRODUCT and FINISHED PRODUCT and to use KNOW-HOW in such country without further royalty payments.

                                                CONFIDENTIAL TREATMENT REQUESTED


     5.03 If the CDA is earlier terminated due to reasons other than IDEC's default or its insolvency, this LICENSE AGREEMENT shall be automatically terminated.

     5.04 If either PARTY materially fails or neglects to perform its obligations, except a case beyond its control, set forth in this LICENSE AGREEMENT and if such default is not corrected within [CONFIDENTIAL TREATMENT REQUESTED] days after receiving written notice from the other PARTY with respect to such default, such other PARTY shall have the right to terminate this LICENSE AGREEMENT by giving written notice to the PARTY in default provided the notice of termination is given within [CONFIDENTIAL TREATMENT REQUESTED] of when the default becomes known to such PARTY and prior to correction of the default, in which case terminating PARTY shall have the rights to continue and to market any PRODUCT and FINISHED PRODUCT without any further obligation to the other PARTY.

     5.05 TAISHO may terminate this LICENSE AGREEMENT in its entirety or a particular country by giving IDEC at least [CONFIDENTIAL TREATMENT REQUESTED] written notice thereof based on a reasonable determination, using the same standards TAISHO would use in assessing whether or not to continue development of a product of its own making, that the patent, medical/scientific, technical, regulatory or commercial profile of PRODUCT does not justify continued development of PRODUCT. Termination of this LICENSE AGREEMENT with respect to any country in the TAISHO TERRITORY under this provision shall terminate all licenses vested to TAISHO in such country under ARTICLE 2 with full reversion to IDEC of all IDEC's interest and rights in IDEC's PATENT and KNOW-HOW in such country and TAISHO shall have no further obligation to IDEC for such terminated country.

     5.06 Either PARTY may terminate this LICENSE AGREEMENT if, at any time, the other PARTY shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the PARTY or of its assets, or if the other PARTY proposes a written agreement of composition or extension of its debts, or if the other PARTY shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other

                                                          CONFIDENTIAL TREATMENT

PARTY shall propose or be a PARTY to any dissolution or liquidation, or if the other PARTY shall make an assignment for the benefit of creditors.

     5.07 Notwithstanding the bankruptcy of a PARTY, or the impairment of performance by a PARTY of its obligations under this LICENSE AGREEMENT as a result of bankruptcy or insolvency of such PARTY, the non-bankrupt PARTY shall be entitled to retain the licenses vested herein, subject to bankrupt PARTY's rights to terminate this LICENSE AGREEMENT for reasons other than bankruptcy or insolvency as expressly provided in this LICENSE AGREEMENT, and subject to performance by the non-bankrupt PARTY of its preexisting obligations under this LICENSE AGREEMENT.

                                    ARTICLE 6
                       RIGHTS AND DUTIES UPON TERMINATION

     6.01 Upon termination of this LICENSE AGREEMENT, IDEC shall have the right to retain any sums already paid by TAISHO hereunder, and TAISHO shall pay all sums accrued hereunder which are then due.

     6.02 Termination of this LICENSE AGREEMENT shall terminate all rights and further obligations between the PARTIES arising from this LICENSE AGREEMENT, provided, however those described in Sections 7.01, 7.02, 7.04, 7.05, 7.06, 7.07, and 7.08 for data or other information generated or provided by either PARTY during the term of the LICENSE AGREEMENT, Sections 5.02, 5.04, 5.05, 5.07,
6.01 through 6.04, 8.02 and ARTICLES 9, 10, 11, 12, 13, 15, 16, 19 and 20, and
existing rights against the other PARTY for a breach by that PARTY shall survive any termination of this LICENSE AGREEMENT.

     6.03 Termination of this LICENSE AGREEMENT under Section 5.04 for a default by IDEC shall terminate TAISHO's obligation to make any remaining payments required by this LICENSE AGREEMENT including ARTICLE 3 for the period effective as of the date IDEC received written notice from TAISHO with respect to such default if after the elapse of sixty (60) days from receipt of such notice such default is not corrected. Termination of this LICENSE AGREEMENT with respect to all countries of the TERRITORY under Section 5.05 shall

                                                          CONFIDENTIAL TREATMENT


terminate TAISHO's obligation to make any remaining payments required by this LICENSE AGREEMENT including ARTICLE 3 for periods after the effective date of termination.

     6.04 All rights to terminate, and rights upon termination, provided for either PARTY in this LICENSE AGREEMENT are in addition to other remedies in law or equity which may be available to either PARTY.

                                    ARTICLE 7
                   EXCHANGE OF INFORMATION AND CONFIDENTIALITY

     7.01 The PARTIES recognize that the holder of a drug approval application may be required to submit information and file reports to various governmental agencies on PRODUCT under clinical investigation, PRODUCT proposed for marketing, or marketed PRODUCT. Information must be submitted at the time of initial filing for investigational use in humans and at the time of a request for market approval of a new drug. In addition, supplemental information must be provided on PRODUCT at periodic intervals and adverse drug experiences must be reported at more frequent intervals depending on the severity of the experience. Consequently, each PARTY agrees to, prior to IND filing, establish a joint written pharmacovigilence policy that complies with the International Committee for Harmonization.

     7.02 Each PARTY shall promptly inform the other PARTY of any information that it obtains or develops in any country of the world regarding the safety of PRODUCT or FINISHED PRODUCT and shall promptly report to the other PARTY any confirmed information of serious or unexpected reactions or side effects related to the utilization or medical administration of PRODUCT or FINISHED PRODUCT. In this regard, each PARTY agrees that, throughout the duration of this LICENSE AGREEMENT and thereafter, it will notify the other PARTY immediately of any information concerning any PRODUCT or FINISHED PRODUCT or package complaint, or any serious or unexpected animal or human side effect, injury, toxicity or sensitivity reaction or any unexpected incidence or severity thereof associated with the preclinical studies as well as clinical uses, studies, investigations, tests and marketing of PRODUCT or FINISHED PRODUCT, whether or not determined to be attributable to PRODUCT or FINISHED PRODUCT. "Serious" as used in this Section refers to experience

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                                                CONFIDENTIAL TREATMENT REQUESTED

which results in death, permanent or substantial disability, in-patient hospitalization, prolongation of existing in-patient hospitalization; or is a congenital anomaly, cancer, the result of an overdose or life threatening. "Unexpected" as used in this Section refers to: (i) conditions or developments encountered during preclinical or clinical studies which could be material to the successful continuance of development of PRODUCT or FINISHED PRODUCT; (ii) conditions or developments not encountered during clinical studies of PRODUCT or FINISHED PRODUCT; and (iii) conditions or developments occurring with greater frequency, severity or specificity than shown by information previously submitted to governmental agencies or encountered during clinical studies of PRODUCT. Each PARTY shall also notify the other PARTY in a timely manner of any other adverse experience (i.e., any unfavorable and unintended change in the structure (signs), function (symptoms) or chemistry (laboratory data) of the body temporally associated with the use of PRODUCT or FINISHED PRODUCT, whether or not considered related thereto.

     7.03 Each PARTY shall immediately notify the other PARTY of any information it receives regarding any threatened or pending action by any regulatory agency in any country of the world which may affect the safety or efficacy claims of PRODUCT or FINISHED PRODUCT or the continued development or marketing of PRODUCT or FINISHED PRODUCT. Upon receipt of any such information, a PARTY may consult with the other PARTY in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting either PARTY's ability to make a timely report of such matter to any governmental agency or take other action that it deems to be appropriate or required by applicable law or regulation.

     7.04 The PARTIES agree throughout the duration of this LICENSE AGREEMENT to maintain records and otherwise establish procedures to assure material compliance with all regulatory, professional or other legal requirements that apply to the development, promotion and marketing of PRODUCT or FINISHED PRODUCT.

     7.05 Neither TAISHO nor IDEC may, during the term of this LICENSE AGREEMENT and for a period of [CONFIDENTIAL TREATMENT REQUESTED] after the later date of expiration or termination of this LICENSE AGREEMENT, disclose or reveal to THIRD PARTIES any KNOW-HOW

                                                          CONFIDENTIAL TREATMENT

received from the other PARTY which relates substantially to a PRODUCT or FINISHED PRODUCT, except that such other PARTY may use or disclose such KNOW-HOW for the purposes of investigating, developing, manufacturing, marketing or seeking partners for PRODUCT or FINISHED PRODUCT or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or is required to be disclosed to a governmental agency or is necessary to file or prosecute patent applications concerning PRODUCT or FINISHED PRODUCT or to carry out any litigation concerning PRODUCT or FINISHED PRODUCT. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or came or comes into the possession of the receiving PARTY independently of this LICENSE AGREEMENT or the CDA (unless otherwise disclosed confidentially at any time by TAISHO to IDEC or IDEC to TAISHO), or is disclosed to the receiving PARTY by a THIRD PARTY having the right to do so; any such exception must be demonstrated by written proof. The PARTIES shall take reasonable measures to ensure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

     7.06 Nothing herein shall be construed as preventing either PARTY from disclosing any information received from the other PARTY to a sublicensee of the receiving PARTY, provided such sublicensee has undertaken a similar obligation of confidentiality with respect to the KNOW-HOW.

     7.07 The PARTIES agree that the formal initiation of this LICENSE AGREEMENT will likely constitute "material information" for IDEC or TAISHO that must be disclosed to the public and IDEC's or TAISHO's shareholders via a press release. Such a press release shall be prepared by IDEC or TAISHO and reviewed in good faith and approved by TAISHO or IDEC concurrently with the review and approval of this LICENSE AGREEMENT.

     Notwithstanding the foregoing, no public announcement or other disclosure to THIRD PARTIES concerning the terms of this LICENSE AGREEMENT shall be made, either directly or indirectly, by either PARTY to this LICENSE AGREEMENT, except as may be legally required, without first obtaining the written approval of the other PARTY and agreement upon the nature of such announcement or disclosure, provided that such approval shall not be unreasonably withheld. The PARTY desiring to make any such public announcement or other

                                                CONFIDENTIAL TREATMENT REQUESTED

disclosure shall use BEST EFFORTS to inform the other PARTY of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall use BEST EFFORTS to provide the other PARTY with a written copy thereof, in order to allow such other PARTY to comment upon such announcement or disclosure.

     7.08 Nothing in this LICENSE AGREEMENT shall be construed as preventing or in any way inhibiting either PARTY from complying with statutory and regulatory requirements governing the manufacture, use and sale or other distribution of PRODUCT or FINISHED PRODUCT in any manner it reasonably deems appropriate, including, for example, by disclosing to regulatory authorities confidential or other information received from each other PARTY or THIRD PARTIES.

                                    ARTICLE 8
                   INVENTIONS, PATENTS AND PATENT PROSECUTION

     8.01 IDEC shall disclose to TAISHO as KNOW-HOW the complete texts of all PATENTS filed by IDEC prior to the EFFECTIVE DATE as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving a PATENT anywhere in the TAISHO TERRITORY. TAISHO shall have the right to review all such PATENTS and all proceedings related thereto and make recommendations to IDEC concerning them and their conduct. IDEC agrees to keep TAISHO fully informed of the course of patent prosecution or other proceedings of such PATENTS including providing TAISHO with copies of substantive communications, search reports and THIRD PARTY observations submitted to or received from patent offices within the TAISHO TERRITORY. TAISHO shall provide such patent consultation to IDEC related to such PATENTS at no cost to IDEC. TAISHO shall reimburse IDEC for the reasonable out-of-pocket costs IDEC has incurred or will incur in filing, prosecuting and maintaining such PATENTS in the TAISHO TERRITORY, provided that, such reasonable out-of-pocket costs for any country in TAISHO TERRITORY-B for which IDEC has determined to implement CO-PROMOTION shall be shared [CONFIDENTIAL TREATMENT REQUESTED] between IDEC and TAISHO. TAISHO shall hold all information disclosed to it under this Section as confidential subject to the provisions of ARTICLE 7 of this LICENSE AGREEMENT. IDEC shall diligently

                                                          CONFIDENTIAL TREATMENT


prosecute and maintain such PATENTS in the TAISHO TERRITORY. TAISHO shall at its full discretion have the right to assume responsibility for any PATENT or any part of any PATENT which IDEC intends to abandon or otherwise cause or allow to be forfeited.

     8.02 Each PARTY shall have and retain sole and exclusive title to all inventions, discoveries and patentable CDA INFORMATION which are made, conceived, reduced to practice and generated solely by its employees or agents in the course of or as a result of the research and development under the CDA or during the term of this LICENSE AGREEMENT. IDEC and TAISHO shall own a fifty percent (50%) undivided interest in all inventions, discoveries and patentable CDA INFORMATION made, conceived, reduced to practice or generated jointly by employees or agents of both PARTIES in the course of or as a result of the research and development under the CDA or during the term of this LICENSE AGREEMENT. Inventorship of inventions, discoveries and patentable CDA INFORMATION shall be subject to and determined by the patent laws of the country where the patent applications are filed.

     8.03 (a) Upon the making, conceiving or reducing to practice of any invention or discovery by a PARTY as referred to in Section 8.02, within a reasonable period of time to take appropriate protection measures for such invention or discovery, such PARTY shall provide the other PARTY with a written summary in the English language of such invention or discovery.

          (i) IDEC shall have the first right, using in-house or outside legal counsel selected at IDEC's sole discretion, to prepare, file, prosecute, maintain and extend PATENTS concerning all such inventions and discoveries owned in whole by IDEC or jointly by TAISHO and IDEC in countries of IDEC's choice throughout the world, with appropriate credit to TAISHO representatives, including the naming of such representatives as inventors, where appropriate, for which IDEC shall bear the costs relating to such activities which occur at IDEC's request or direction. IDEC shall use BEST EFFORTS to solicit TAISHO's advice and review of the nature and text of such patent applications and material prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and IDEC shall take into account TAISHO's reasonable comments related thereto. Upon presentation of an itemized invoice detailing IDEC's expenses. TAISHO shall reimburse IDEC for the reasonable out-of-pocket costs IDEC incurs in filing, prosecuting and maintaining such PATENTS in the TAISHO

                                                          CONFIDENTIAL TREATMENT


TERRITORY-A and in a country of TAISHO TERRITORY-B where IDEC does not elect a co-exclusive license, and for one-half of the reasonable out-of-pocket costs IDEC incurs in the country of TAISHO TERRITORY-B which IDEC elects a co-exclusive license. TAISHO shall hold all information disclosed to it under this Section as confidential subject to the provisions of ARTICLE 7 of this LICENSE AGREEMENT. TAISHO shall at its full discretion have the right to assume responsibility for any such PATENT or any part of any such PATENT which IDEC intends to abandon or otherwise cause or allow to be forfeited. IDEC shall diligently prosecute and maintain such PATENTS in the TAISHO TERRITORY. Notwithstanding foregoing any and all activities of filing, prosecuting and maintaining a PATENT jointly owned by the PARTIES shall be made by an agreement of PARTIES.

          (ii) TAISHO shall have the first right, using in-house or outside legal counsel selected at TAISHO's sole discretion, to prepare, file, prosecute, maintain and extend PATENTS concerning all such inventions and discoveries owned in whole by TAISHO in countries of TAISHO's choice throughout the world, for which TAISHO shall bear the costs relating to such activities. TAISHO shall use BEST EFFORTS to solicit IDEC's advice and review of the nature and text of such PATENTS and material prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and TAISHO shall take into account IDEC's reasonable comments related thereto. IDEC shall reimburse TAISHO for the reasonable out-of-pocket costs TAISHO incurs in filing, prosecuting and maintaining such PATENTS in the IDEC TERRITORY. IDEC shall hold all information disclosed to it under this Section as confidential subject to the provisions of
ARTICLE 7 of this LICENSE AGREEMENT. IDEC shall at its full discretion have the right to assume responsibility for any such PATENT or any part of any such PATENT which TAISHO intends to abandon or otherwise cause or allow to be forfeited. TAISHO shall diligently prosecute and maintain such PATENTS in the IDEC TERRITORY.

               (b) If IDEC, prior or subsequent to filing certain PATENTS on such inventions or discoveries which are owned in part by TAISHO, elects not to file, prosecute or maintain such PATENTS or certain claims encompassed by such PATENTS, IDEC shall give TAISHO notice thereof within a reasonable period prior to allowing such PATENTS or such certain claims encompassed by such PATENTS to lapse or become abandoned or unenforceable, and TAISHO shall at its full discretion thereafter have the right, at its sole expense, to prepare,

                                                          CONFIDENTIAL TREATMENT


file, prosecute and maintain such PATENTS or divisional applications related to such certain claims encompassed by such PATENTS concerning all such inventions and discoveries in countries of its choice throughout the world. If TAISHO, prior or subsequent to filing PATENTS on such inventions or discoveries which are owned in whole by TAISHO, elects not to file, prosecute or maintain such PATENTS or certain claims encompassed by such PATENTS, TAISHO shall give IDEC notice thereof within a reasonable period prior to allowing such PATENTS or such certain claims encompassed by such PATENTS to lapse or become abandoned or unenforceable, and IDEC shall at its full discretion thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain such PATENTS or divisional applications related to such certain claims encompassed by such PATENTS concerning all such inventions and discoveries in countries of its choice throughout the world.

               (c) The PARTY filing PATENTS for jointly owned inventions and discoveries shall do so in the name of and on behalf of both TAISHO and IDEC.

     8.04 Notwithstanding the provisions of Section 8.03, each PARTY shall, at its own expense, provide reasonable assistance to the other PARTY to facilitate filing of all PATENTS covering inventions referred to in Section 8.02 hereof and shall execute all documents deemed necessary or desirable therefor.

                                    ARTICLE 9
                                PATENT LITIGATION

     9.01 In the event of the institution of any suit for patent infringement by a THIRD PARTY against IDEC, TAISHO and/or its sublicensees involving the manufacture, use, sale, distribution or marketing of PRODUCT or FINISHED PRODUCT, the PARTY sued shall promptly notify the other PARTY in writing. Either PARTY sued shall have the right but not the obligation to defend such suit at its own expense. IDEC and TAISHO shall assist one another and cooperate in any such litigation to a reasonable extent at the other's request without expense to the requesting PARTY.

     9.02 In the event that IDEC or TAISHO becomes aware of actual or threatened infringement of a PATENT related to PRODUCT or FINISHED PRODUCT, that PARTY shall

                                                        CONFIDENTIAL TREATMENT


promptly notify the other PARTY in writing. IDEC shall undertake reasonable evaluation of such infringing activity and have the first right but not the obligation to bring, at its own expense, an infringement action or file any other appropriate action or claim directly related to infringement of a PATENT owned in whole or in part by IDEC, wherein such infringement relates to PRODUCT or FINISHED PRODUCT, against any THIRD PARTY and as the case may be to use TAISHO's name in connection therewith. If IDEC does not commence a particular infringement action within one hundred and twenty (120) days after it received such written notice, TAISHO, after notifying IDEC in writing, shall be entitled but not the obligation to bring such infringement action or any other appropriate action or claim at its own expense. TAISHO shall undertake reasonable evaluation of such infringing activity and have the first right but not the obligation to bring, at its own expense, an infringement action or file any other appropriate action or claim directly related to infringement of a PATENT owned in whole by TAISHO, wherein such infringement relates to PRODUCT or FINISHED PRODUCT, against any THIRD PARTY and as the case may be to use IDEC's name in connection therewith. If TAISHO does not commence a particular infringement action within one hundred and twenty (120) days after it received such written notice, IDEC, after notifying TAISHO in writing, shall be entitled but not the obligation to bring such infringement action or any other appropriate action or claim at its own expense. The PARTY conducting such action shall have full control over its conduct. In any event, IDEC and TAISHO shall assist one another and cooperate in any such litigation to a reasonable extent at the other's request without expense to the requesting PARTY.

     9.03 IDEC and TAISHO shall recover their respective actual out-of-pocket expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by any PARTY. Any excess amount shall be shared between TAISHO and IDEC, with each PARTY receiving an amount proportional to the amount spent by such PARTY on such litigation or settlement thereof relative to the total amount spent by both PARTIES on such litigation or settlement thereof. Neither PARTY shall settle any dispute with any alleged infringer without the prior written consent of the other PARTY, and such written consent shall not be unreasonably withheld.

                                                CONFIDENTIAL TREATMENT REQUESTED


     9.04 The PARTIES shall keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning PRODUCT or FINISHED PRODUCT.

                                   ARTICLE 10
                                 PRODUCT SUPPLY

     10.01 During commercialization of the PRODUCT under the LICENSE AGREEMENT, IDEC shall manufacture, at TAISHO's request and at [CONFIDENTIAL TREATMENT REQUESTED], and supply TAISHO's clinical (excluding preclinical studies and clinical trials described in Section 7.01 of the CDA) and commercial requirements of PRODUCT manufactured under GMP guidelines.

     10.02 TAISHO's Manufacturing Rights:

          (a) TAISHO TERRITORY-A TAISHO shall have the right and option to elect to manufacture by itself and/or have manufactured by its AFFILIATES PRODUCT or FINISHED PRODUCT in TAISHO TERRITORY-A, provided that [CONFIDENTIAL TREATMENT REQUESTED]. If TAISHO fulfills the above requirements and elects to manufacture, IDEC shall only be obligated to [CONFIDENTIAL TREATMENT REQUESTED]. TAISHO warrants that under these circumstances, it will negotiate for and secure all licenses necessary to manufacture PRODUCT or FINISHED PRODUCT. IDEC shall provide assistance that it feels is reasonably necessary for TAISHO to secure all licenses necessary to manufacture PRODUCT or FINISHED PRODUCT.

          [CONFIDENTIAL TREATMENT REQUESTED], TAISHO may then manufacture or sublicense the right to manufacture bulk drug of the PRODUCT or FINISHED PRODUCT to a THIRD PARTY for commercial purpose in

                                                CONFIDENTIAL TREATMENT REQUESTED


TAISHO TERRITORY-A. [CONFIDENTIAL TREATMENT REQUESTED]. TAISHO shall be responsible for providing adequate facilities and trained personnel as well as the procedures for establishment and compliance with Japanese or EMEA regulatory requirements for such manufacturing and being granted license (if required) of any process or facility. Such process transfer shall, for example, be achieved by mail, facsimile, or at meetings in San Diego. [CONFIDENTIAL TREATMENT REQUESTED].

          (b) TAISHO TERRITORY-B If IDEC does not elect to CO-PROMOTE in TAISHO TERRITORY-B, TAISHO shall have the same manufacturing rights and obligations in TAISHO TERRITORY-B as it does in TAISHO TERRITORY-A. TAISHO warrants that under the circumstances, it will negotiate for and secure all licenses necessary to manufacture PRODUCT or FINISHED PRODUCT in TAISHO TERRITORY-B. However, if IDEC elects to CO-PROMOTE in TAISHO TERRITORY-B, IDEC shall retain all rights to manufacture PRODUCT and FINISHED PRODUCT.

          [CONFIDENTIAL TREATMENT REQUESTED], TAISHO may then manufacture or sublicense the right to a THIRD PARTY to manufacture bulk drug of PRODUCT or FINISHED PRODUCT for commercial purpose in TAISHO TERRITORY-B.

                                                CONFIDENTIAL TREATMENT REQUESTED


[CONFIDENTIAL TREATMENT REQUESTED]. TAISHO shall be responsible for providing adequate facilities and trained personnel as well as the procedures for establishment and compliance with Japanese or EMEA regulatory requirements for such manufacturing and being granted license (if required) of any process or facility. Such process transfer shall, for example, be achieved by mail, facsimile, or at meetings in San Diego. [CONFIDENTIAL TREATMENT REQUESTED].

                                   ARTICLE 11
                            TRADEMARKS AND TRADENAMES

     11.01 Nothing in this LICENSE AGREEMENT shall be construed as a grant of rights, by license or otherwise, to a PARTY to use trademarks and tradenames owned by the other PARTY for any purpose.

     11.02. Nothing in this LICENSE AGREEMENT shall be construed as a grant of rights, by license or otherwise, to either PARTY, to use the name of the other PARTY or its AFFILIATES for any purpose whatsoever except as may otherwise be expressly provided for in this LICENSE AGREEMENT.

                                   ARTICLE 12
                           STATEMENTS AND REMITTANCES

     12.01 TAISHO shall keep and require its AFFILIATES or sublicensees to keep complete and accurate records of all sales of FINISHED PRODUCT under the licenses granted herein. IDEC shall have the right, at IDEC's expense, through a certified public accountant or

                                                          CONFIDENTIAL TREATMENT


like person reasonably acceptable to TAISHO, to examine such records during regular business hours during the life of this LICENSE AGREEMENT and for one (1) year after the later of its termination or the last sale of FINISHED PRODUCT by TAISHO subject to the royalty obligations outlined in Section 3.02; provided, however, that such examination shall not take place more often than once a year and shall not cover such records for more than the preceding two (2) years and provided further that such accountant shall report to IDEC only as to the accuracy and completeness of the royalty statements and payments.

     12.02 Within sixty (60) days after the close of each calendar quarter, TAISHO shall deliver to IDEC a true accounting of all FINISHED PRODUCT sold by TAISHO and its AFFILIATES or sublicensees during such quarter and shall at the same time pay all royalties due. Such accounting shall show sales on a country-by-country and FINISHED PRODUCT-by-FINISHED PRODUCT basis.

     12.03 Any tax paid or required to be withheld by TAISHO on any payment payable to IDEC under this LICENSE AGREEMENT shall be deducted from the amount of payments otherwise due. TAISHO shall secure and send to IDEC written proof of any such taxes withheld and paid by TAISHO or its AFFILIATES for the benefit of IDEC in a form sufficient to satisfy the United States Internal Revenue Service.

     12.04 All royalties due under this LICENSE AGREEMENT shall be payable in U.S. dollars. If governmental regulations prevent remittances from a country of the TAISHO TERRITORY to any other country with respect to sales made in that country, the obligation of TAISHO to pay royalties on sales in that country shall be suspended until such remittances are possible, and once they are possible, TAISHO shall pay IDEC any back royalties which may be owed. Alternatively, IDEC shall have the right, upon giving written notice to TAISHO, to receive payment in that country in local currency.

     12.05 Monetary conversions from the currency of a foreign country, in which FINISHED PRODUCT is sold, into United States currency shall be made at the average of selling and buying official exchange rate as certified by Citibank, N.A., New York, New York, U.S.A. for financial transactions in that country on the last business day of the calendar quarter for which the royalties are being paid.

                                                          CONFIDENTIAL TREATMENT


                                   ARTICLE 13
                     WARRANTIES, REPRESENTATIONS, INSURANCE
                              AND INDEMNIFICATIONS

     13.01 As of the EFFECTIVE DATE, IDEC warrants that, to the best of its belief and knowledge, it owns the entire right and title to the extent of its ownership interest in PATENTS and KNOW-HOW, or has the right to use, and grant the license outlined in ARTICLE 2 with respect to PATENTS and KNOW-HOW, and has the right to enter into this LICENSE AGREEMENT.

     13.02 NOTHING IN THIS LICENSE AGREEMENT SHALL BE CONSTRUED AS A WARRANTY THAT PATENTS ARE VALID OR ENFORCEABLE OR THAT THE EXERCISE OF SUCH DOES NOT INFRINGE ANY VALID PATENT RIGHTS OF THIRD PARTIES.

     13.03 IDEC warrants and represents that it has no present knowledge of the existence of any pre-clinical or clinical data or information concerning the PRODUCT which suggests that there may exist toxicity, safety and/or efficacy concerns which may materially impair the utility and/or safety of the PRODUCT.

     13.04 Either PARTY (INDEMNIFYING PARTY) shall indemnify and hold harmless the other PARTY(INDEMNIFIED PARTY), its officers, directors, shareholders, employees, successors and assigns from any loss, damage, or liability, including reasonable attorneys' fees, resulting from any claim, complaint, suit, proceeding or cause of action against any of them alleging physical or other injury (including, (a) death, brought by or on behalf of an injured party, and (b) loss of service or consortium or a similar such claim, complaint, suit, proceeding or cause of action brought by a friend, spouse, relative or companion of an injured party) due to such physical injury or death and arising out of the administration, utilization and/or ingestion of PRODUCT used or otherwise provided, directly or indirectly, to the injured party by INDEMNIFYING PARTY (or any its AFFILIATES); except to the extent such damages, claims, costs, losses, liabilities or expenses are directly and proximately caused by INDEMNIFIED PARTY's gross negligence, willful action or inaction and provided:

                                                          CONFIDENTIAL TREATMENT


          (a) INDEMNIFYING PARTY shall not be obligated under this Section, if it is shown by evidence acceptable in a court of law having jurisdiction over the subject matter and meeting the appropriate degree of proof for such action, that the injury was the result of the gross negligence or willful misconduct of any employee or agent of INDEMNIFIED PARTY;

          (b) INDEMNIFYING PARTY shall have no obligation under this Section, unless (i) INDEMNIFIED PARTY gives INDEMNIFYING PARTY prompt written notice of any claim or lawsuit or other action for which it seeks to be indemnified under this LICENSE AGREEMENT, (ii) INDEMNIFYING PARTY is granted full authority and control over the defense, including settlement, against such claim or lawsuit or other action, and (iii) INDEMNIFIED PARTY cooperates fully with INDEMNIFYING PARTY and its agents in defense of the claims or lawsuit or other action; and

          (c) INDEMNIFIED PARTY shall have the right to participate in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this Section utilizing attorneys of its choice, provided, however, that INDEMNIFYING PARTY shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which INDEMNIFIED PARTY seeks indemnification under this Section.

     13.05 IDEC shall defend, indemnify and hold harmless TAISHO and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) arising out of, or resulting from or in connection with IDEC's or its licensee's activities under this LICENSE AGREEMENT, including, but not limited to, IDEC's activities related to any breach of a representation or warranty made to TAISHO by IDEC under this LICENSE AGREEMENT. However, IDEC shall not defend, indemnify and hold harmless TAISHO and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) which are directly and proximately caused by TAISHO's gross negligence or willful action or inaction which is held in legal proceedings in a court having jurisdiction. TAISHO shall have the right to participate (at its own cost) in the defense of any such claim, complaint, suit, proceeding or cause

                                                          CONFIDENTIAL TREATMENT

of action referred to in this Section utilizing attorneys of its choice; however, IDEC shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which TAISHO seeks indemnification under this Section.

     13.06 TAISHO shall defend, indemnify and hold harmless IDEC and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) arising out of, or resulting from or in connection with TAISHO's or its AFFILIATE's activities under this LICENSE AGREEMENT, including, but not limited to, any breach of a representation or warranty made to IDEC by TAISHO under this LICENSE AGREEMENT. However, TAISHO shall not defend, indemnify and hold harmless IDEC and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) which are directly and proximately caused by IDEC's gross negligence or willful action or inaction which is held in legal proceedings in a court having jurisdiction. IDEC shall have the right to participate (at its own cost) in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this Section utilizing attorneys of its choice; however, TAISHO shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which IDEC seeks indemnification under this Section.

     13.07 Notwithstanding anything else in this LICENSE AGREEMENT, the CDA or otherwise, neither PARTY will be liable with respect to any subject matter of this LICENSE AGREEMENT under any contract, negligence, strict liability or other legal or equitable theory for any amounts in excess in the aggregate of the amounts received by IDEC under this LICENSE AGREEMENT and the CDA, for any incidental or consequential damages, or for cost of procurement of substitute goods, technology, or services.

                                                          CONFIDENTIAL TREATMENT


                                   ARTICLE 14
                                  FORCE MAJEURE

     14.01 If the performance of any part of this LICENSE AGREEMENT by either PARTY, or of any obligation under this LICENSE AGREEMENT, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the PARTY liable to perform, unless conclusive evidence to the contrary is provided, the PARTY so affected shall, upon giving written notice to the other PARTY, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected PARTY shall use its BEST EFFORTS to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the PARTIES shall discuss what, if any, modification of the terms of this LICENSE AGREEMENT may be required in order to arrive at an equitable solution.

                                   ARTICLE 15
                                  GOVERNING LAW

     15.01 This LICENSE AGREEMENT shall be governed by the laws of the State of California, U.S.A..

                                   ARTICLE 16
                               DISPUTE RESOLUTION

     16.01 The PARTIES agree that any legal dispute, controversy or claim (except as to any issue relating to intellectual property in whole or in part by IDEC) arising out of or relating to this LICENSE AGREEMENT, or the breach, termination, or invalidity thereof, shall be resolved through negotiation, mediation and/or binding arbitration. If a legal dispute arises between the PARTIES, and if said dispute cannot be resolved after face to face, good faith negotiations in the U.S. among the PARTIES' respective Chief Executive Officers, the PARTIES agree to first try in good faith to resolve such dispute by mediation administered by the American Arbitration Association in accordance with its Commercial Mediation Rules. If efforts at mediation are

                                                          CONFIDENTIAL TREATMENT


unsuccessful, any unresolved controversy or claim between the PARTIES shall be resolved by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except as modified by this
Section 16.01. The arbitration decision shall be binding and not be appealable to any court in any jurisdiction. The prevailing PARTY may enter such decision in any court having competent jurisdiction. The mediation or arbitration proceeding shall be conducted in the English language in San Francisco, California. The PARTIES agree that they shall share equally the cost of the mediation/arbitration filing and hearing fees, and the cost of the mediator/arbitrator. Each PARTY must bear its own attorney's fees and associated costs and expenses.

     16.02 Notwithstanding anything contained in Section 16.01 to the contrary, the PARTIES shall have the right to institute judicial proceedings against the other PARTY or anyone acting through or under the control of the other PARTY in order to enforce the instituting PARTY's rights hereunder through reformation of contract, specific performance, injunction, or similar equitable relief.

                                   ARTICLE 17
                                  SEPARABILITY

     17.01 In the event any portion of this LICENSE AGREEMENT shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

     17.02 If any of the terms or provisions of this LICENSE AGREEMENT are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

     17.03 In the event that the terms and conditions of this LICENSE AGREEMENT are materially altered as a result of Sections 17.01 or 17.02, the PARTIES will renegotiate the terms and conditions of this LICENSE AGREEMENT to resolve any inequities.

                                                        CONFIDENTIAL TREATMENT


                                   ARTICLE 18
                                ENTIRE AGREEMENT

     18.01 This LICENSE AGREEMENT together with the CDA, entered into as of the EFFECTIVE DATE, constitute the entire agreement between the PARTIES relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this LICENSE AGREEMENT shall be varied or modified by any prior or subsequent statement, conduct or act of either of the PARTIES, except that the PARTIES may amend this LICENSE AGREEMENT by written instruments specifically referring to and executed in the same manner as this LICENSE AGREEMENT.

                                   ARTICLE 19
                                     NOTICES

     19.01 Any notice required or permitted under this LICENSE AGREEMENT shall be sent by certified mail, facsimile, or overnight courier service, postage pre-paid to the following addresses of the PARTIES:

               IDEC PHARMACEUTICALS CORPORATION
               11011 Torreyana Road
               San Diego, California  92121 U.S.A.
               Attention:  Corporate Secretary

        Copy to: President

               TAISHO PHARMACEUTICAL CO., LTD.
               24-1 Takata 3-chome, Toshima-ku
               Tokyo 170-8633, Japan
               Attention:  Group Manager of Licensing Division

     19.02 Any notice required or permitted to be given concerning this LICENSE AGREEMENT shall be effective upon receipt by the PARTY to whom it is addressed.

                                                  CONFIDENTIAL TREATMENT


                                   ARTICLE 20
                                   ASSIGNMENT

     20.01 This LICENSE AGREEMENT and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective PARTIES. Neither this LICENSE AGREEMENT nor any interest hereunder shall be assignable by either PARTY without the written consent of the other provided, however, that either PARTY may assign this LICENSE AGREEMENT or any PATENT owned by it to any AFFILIATE or to any corporation with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this LICENSE AGREEMENT relates, without obtaining consent but giving notice to the other PARTY.

                                   ARTICLE 21
                                   RECORDATION

     21.01 The PARTIES shall have the right, at any time during the term of this LICENSE AGREEMENT, to record, register, or otherwise notify this LICENSE AGREEMENT in any patent office or other appropriate facility anywhere in the world, and the PARTIES shall provide reasonable assistance to each other in effecting such recording.

                                   ARTICLE 22
                            EXECUTION IN COUNTERPARTS

     22.01 This LICENSE AGREEMENT may be executed in duplicate, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                          CONFIDENTIAL TREATMENT


     IN WITNESS WHEREOF, the PARTIES, through their authorized officers, have executed this LICENSE AGREEMENT.

TAISHO PHARMACEUTICAL CO., LTD.
By:     /s/ Akira Uehara
        -------------------------------
Title:  President
        -------------------------------
Date:   December 9, 1999
        -------------------------------

IDEC PHARMACEUTICALS CORPORATION
By:     /s/ William H. Rastetter, Ph.D.
        -------------------------------

Title:  Chairman, President, and Chief Executive Officer
        ------------------------------------------------
Date:   12/22/99
        -------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED


                                   APPENDIX A

                         PATENT AND PATENT APPLICATIONS

-------------------------------------------------------------------------------------------------
                            U.S. PATENT APPLICATIONS
-------------------------------------------------------------------------------------------------
SERIAL NUMBER             FILED                   CNI DOCKET              STATUS
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    TREATMENT REQUESTED]
------------------------- ----------------------- ----------------------- -----------------------


---------------------------------------------------------------------------------------------------
                                    FOREIGN PATENT APPLICATION
---------------------------------------------------------------------------------------------------
COUNTRY                   APPLICATION NO.         CNI DOCKET              STATUS
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL           [CONFIDENTIAL TREATMENT
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]    REQUESTED]
------------------------- ----------------------- ----------------------- -------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED



                                   APPENDIX B

                              MANUFACTURING PROCESS


1.   Manufacturing

     o A supply of vials from the [CONFIDENTIAL TREATMENT REQUESTED] sufficient for ongoing manufacturing purposes

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written procedures for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Media preparation descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o Recommended manufacturers of [CONFIDENTIAL TREATMENT REQUESTED], including [CONFIDENTIAL TREATMENT REQUESTED].

     o Summary of historical performance for each step of the process, including [CONFIDENTIAL TREATMENT REQUESTED].

          The intent of the MANUFACTURING PROCESS is to [CONFIDENTIAL TREATMENT REQUESTED] of the manufacturing process to [CONFIDENTIAL TREATMENT REQUESTED] using [CONFIDENTIAL TREATMENT REQUESTED] and an [CONFIDENTIAL TREATMENT REQUESTED] suitable for [CONFIDENTIAL TREATMENT REQUESTED].

     2.0  Product Testing

          [CONFIDENTIAL TREATMENT REQUESTED] will be tested for the [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be characterized [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will again be characterized [CONFIDENTIAL TREATMENT REQUESTED]. These assays and procedure have already been established and validated at [CONFIDENTIAL TREATMENT REQUESTED] in support of the development of several other [CONFIDENTIAL TREATMENT REQUESTED].

     2.1  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED] and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].

     2.2  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED], and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].

                                                CONFIDENTIAL TREATMENT REQUESTED



     2.3  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED], and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].